LOAN AGREEMENT


         THIS AGREEMENT is made as of the 25th day of August, 1998, by and among STEIN MART, INC. (the "Borrower"), a Florida corporation, BARNETT BANK, N.A. ("Barnett"), SUNTRUST BANK, NORTH FLORIDA, N.A.("SunTrust") and BARNETT BANK, N.A. (in such capacity, and for so long as it shall serve in such capacity hereunder, the "Agent"), as agent for Barnett and SunTrust. Barnett and SunTrust are collectively referred to herein as the "Lenders".

                                    RECITALS


         The Borrower wishes to obtain credit from the Lenders on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

                                    ARTICLE I
                              BORROWING AND PAYMENT

         1.01      Revolving Credit Advances.

                  (a) The Lenders hereby establish a revolving line of credit (the "Line of Credit") in favor of the Borrower. The Borrower shall be entitled to borrow, repay and reborrow funds simultaneously from each Lender on a revolving basis in accordance with the terms hereof during a period (the "Revolving Period") commencing on the date hereof and ending on June 30, 2001. The total principal amount owed to all of the Lenders under the Line of Credit, on a combined basis, shall not at any time exceed $60,000,000 (the "Revolving Amount") (or such lesser amount as is set forth herein), and the total principal amount owed to each Lender under the Line of Credit shall not at any time exceed the Revolving Share (as defined herein) for such Lender (or such lesser amount as is set forth herein). For purposes hereof, the following terms shall have the following meanings: (i) the "Revolving Share" for each Lender shall mean the amount set forth for such Lender in the table below; and (ii) the "Revolving Percentage" for each Lender shall mean the Revolving Share for such Lender expressed as a percentage of the Revolving Amount. The Revolving Share for each Lender and the approximate Revolving Percentage for each Lender shall be as follows:

                                                               Approximate
              Lender        Revolving Share               Revolving Percentage
              ------        ---------------               ----------------------
              Barnett        $40,000,000.00                        66.6667%
              SunTrust       $20,000,000.00                        33.3333%

                  (b) The indebtedness under the Line of Credit shall be evidenced by revolving credit notes (as amended, extended or renewed from time to time, the "Revolving Notes") of even date herewith executed by the Borrower in favor of each Lender in the amount of

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         each Lender_s  Revolving Share. The Revolving Notes shall bear interest at the rate set forth therein and shall be payable as set forth therein.

                  (c) The Borrower may request advances under the Line of Credit by giving the Agent written or telecopied notice, or oral notice with written confirmation, specifying the date (each, a "Revolving Advance Date") and amount of such advance (which Revolving Advance Date shall be a banking business day). The Agent must receive the notice not later than 11:30 a.m. (Eastern time) on the applicable Revolving Advance Date. The Agent shall give written, telecopied or oral notice (with prompt written confirmation in the event of oral notice) of such request to each of the Lenders promptly upon receipt of such notice. Except as otherwise set forth herein: (i) each Lender shall be obligated to fund its proportionate share of the requested advance based upon each Lender_s Revolving Percentage; and (ii) each Lender shall transfer an amount equal to its share of the requested advance to the Agent in immediately available funds not later than 2:00 p.m. on the applicable Revolving Advance Date. The Agent shall thereafter credit such funds to an account maintained by the Borrower with the Agent. Notwithstanding the foregoing, no Lender shall be obligated to make any advance under the Line of Credit if: (i) a Default or an Event of Default (as defined herein) has occurred hereunder; (ii) any condition to advances hereunder has not been satisfied at the time of the advance; or (iii) such Lender_s commitment to make advances has expired or terminated. No Lender shall be obligated to make advances on behalf of any other Lender if such other Lender fails to make any required advance hereunder.

                  (d) The Agent may, but shall not be obligated to, advance funds under the Line of Credit on behalf of any Lender (each, for purposes of this subparagraph, a "Defaulting Lender") which shall fail to cause the Agent to receive immediately available funds in the amount of the Defaulting Lender_s share of the advance on or before 2:00 p.m. on any Revolving Advance Date. If the Agent makes the advance on behalf of the Defaulting Lender, the Defaulting Lender shall, on demand, repay the Agent such advance together with interest thereon at the overnight federal funds rate plus one percent (1.0%) per annum until paid in full. A Defaulting Lender shall be deemed to have assigned to the Agent the right to receive any and all payments due to it with respect to the advance funded by the Agent until the sum of such payments received by the Agent is equal to the amount owed to the Agent by such Defaulting Lender. The foregoing assignment shall be absolute and irrevocable. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fund its share of advances under the Line of Credit or to prejudice any rights which the Borrower, the Agent or any Lender may have against any Lender hereunder for the Lender_s failure to make funds available when required in accordance with this Agreement. The provisions of this subparagraph shall inure solely to the benefit of the Agent and the Lenders (other than any Defaulting Lender) and shall not inure to the benefit of, or be enforceable by, the Borrower.

                  (d) Notwithstanding any contrary provision set forth herein or in any other Loan Document (as defined herein): (i) the Borrower shall not be entitled to obtain any further advances under the Line of Credit from and after the expiration of the Revolving Period; and

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



         (ii) the Lenders shall have no further obligation to make advances under the Line of Credit from and after the expiration of the Revolving Period.

         1.02      Seasonal Credit Advances.

                  (a) The Lenders hereby establish a seasonal line of credit (the "Seasonal Line of Credit") in favor of the Borrower. The Borrower shall be entitled to borrow, repay and reborrow funds simultaneously from each Lender on a revolving basis in accordance with the terms hereof during each Seasonal Period (as defined herein). For purposes hereof, a "Seasonal Period" shall mean: (i) each period commencing on March 15 of each year and ending on June 30 of such year; (ii) each period commencing on September 15 of each year and ending on December 31 of such year; and (iii) such other periods as the Lenders may, upon request of the Borrower, designate as Seasonal Periods by written notice to the Borrower. No Seasonal Period shall in any event extend beyond or occur after June 30, 2001. The total principal amount owed to all of the Lenders under the Seasonal Line of Credit, on a combined basis, shall not at any time exceed $30,000,000 (the "Seasonal Amount") during any Seasonal Period, and the total principal amount owed to each Lender under the Seasonal Line of Credit shall not at any time exceed the Seasonal Share for such Lender during any Seasonal Period. For purposes hereof, the following terms shall have the following meanings:
         (i) the "Seasonal Share" for each Lender shall mean the amount set forth for such Lender in the table below; and (ii) the "Seasonal Percentage"for each Lender shall mean the Seasonal Share for such Lender expressed as a percentage of the Seasonal Amount. The Seasonal Share for each Lender and the approximate Seasonal Percentage for each Lender shall be as follows:

                                                                 Approximate
              Lender           Seasonal Share               Seasonal Percentage
              ------           --------------               --------------------
              Barnett          $20,000,000.00                       66.6667%
              SunTrust         $10,000,000.00                       33.3333%

                  (b) The indebtedness under the Seasonal Line of Credit shall be evidenced by revolving credit notes (as amended, extended or renewed from time to time, the "Seasonal Notes") of even date herewith executed by the Borrower in favor of each Lender in the amount of each Lender_s Seasonal Share. The Seasonal Notes shall bear interest at the rate set forth therein and shall be payable as set forth therein.

                  (c) The Borrower may request advances under the Seasonal Line of Credit by giving the Agent written or telecopied notice, or oral notice with written confirmation, specifying the date (each, a "Seasonal Advance Date") and amount of such advance (which Seasonal Advance Date shall be a banking business day). The Agent must receive the notice not later than 11:30 a.m. (Eastern time) on the applicable Seasonal Advance Date. The Agent shall give written, telecopied or oral notice (with prompt written confirmation in the event of oral notice) of such request to each of the Lenders promptly upon receipt of such notice. Except as otherwise set forth herein: (i) each Lender shall be obligated to fund its

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



         proportionate share of the requested advance based upon each Lender's Seasonal Percentage; and (ii) each Lender shall transfer an amount equal to its share of the requested advance to the Agent in immediately available funds not later than 2:00 p.m. on the applicable Seasonal Advance Date. The Agent shall thereafter credit such funds to an account maintained by the Borrower with the Agent. Notwithstanding the foregoing, no Lender shall be obligated to make any advance under the Seasonal Line of Credit if: (i) a Default or an Event of Default (as defined herein) has occurred hereunder; (ii) any condition to advances hereunder has not been satisfied at the time of the advance; or (iii) such Lender_s commitment to make advances has expired or terminated. No Lender shall be obligated to make advances on behalf of any other Lender if such other Lender fails to make any required advance hereunder. The parties agree that the Borrower shall not be entitled to obtain any advances under the Seasonal Line of Credit unless: (i) the outstanding principal balances under the Revolving Notes (on a combined basis), together with the face amount of outstanding Acceptances (as defined herein), is $60,000,000; and (ii) all other conditions to advances under the Seasonal Notes have been satisfied. The parties further agree that all principal payments under the Revolving Notes and the Seasonal Notes shall be applied first to the Seasonal Notes for so long as principal amounts are outstanding thereunder and then to the Revolving Notes.

                  (d) The Agent may, but shall not be obligated to, advance funds under the Seasonal Line of Credit on behalf of any Lender (each, for purposes of this subparagraph, a "Defaulting Lender") which shall fail to cause the Agent to receive immediately available funds in the amount of the Defaulting Lender_s share of the advance on or before 2:00 p.m. on any Seasonal Advance Date. If the Agent makes the advance on behalf of the Defaulting Lender, the Defaulting Lender shall, on demand, repay the Agent such advance together with interest thereon at the overnight federal funds rate plus one percent (1.0%) per annum until paid in full. A Defaulting Lender shall be deemed to have assigned to the Agent the right to receive any and all payments due to it with respect to the advance funded by the Agent until the sum of such payments received by the Agent is equal to the amount owed to the Agent by such Defaulting Lender. The foregoing assignment shall be absolute and irrevocable. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fund its share of advances under the Seasonal Line of Credit or to prejudice any rights which the Borrower, the Agent or any Lender may have against any Lender hereunder for the Lender_s failure to make funds available when required in accordance with this Agreement. The provisions of this subparagraph shall inure solely to the benefit of the Agent and the Lenders (other than any Defaulting Lender) and shall not inure to the benefit of, or be enforceable by, the Borrower.

                  (e) Notwithstanding any contrary provision set forth herein or in any other Loan Document (as defined herein): (i) the Borrower shall not be entitled to obtain any further advances under the Seasonal Line of Credit from and after June 30, 2001; and (ii) the Lenders shall have no further obligation to make advances under the Seasonal Line of Credit from and after such date.


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



         1.03     Acceptances.

                  (a) Subject to the terms set forth herein and in that certain Acceptance Credit Agreement of even date herewith, as amended or restated from time to time, between the Borrower and Barnett (as amended or restated from time to time, the "Acceptance Agreement"), prior to the expiration of the Revolving Period, Barnett shall from time to time make available to the Borrower an acceptance facility pursuant to which Barnett may accept drafts drawn upon it by the Borrower (each an "Acceptance") pursuant to the Acceptance Agreement. The aggregate face amount of outstanding drafts drawn by the Borrower and accepted by Barnett pursuant to the Acceptance Agreement shall not exceed the amounts set forth herein. Barnett shall not be required to issue any Acceptance which has a maturity date after the expiration of the Revolving Period. Upon Barnett_s payment of an Acceptance upon maturity thereof, an advance under the Revolving Notes shall be made to Barnett to reimburse it for such payment. If any outstanding Acceptance matures after the expiration of the Revolving Period or if funds are not then available for advances under the Revolving Notes, the Borrower shall upon maturity reimburse Barnett for the face amount of the Acceptance and for such other amounts as may be due in connection therewith in accordance with the Acceptance Agreement. The parties acknowledge that Barnett may at any time sell, rediscount or otherwise dispose of any Acceptances discounted by it.

                  (b) The parties acknowledge that the Lenders have executed a Participation Agreement (as amended or restated from time to time, the "Acceptance Participation Agreement") pursuant to which SunTrust has purchased a participating interest in each Acceptance. Each Lender's percentage interest in each Acceptance, after giving effect to the Acceptance Participation Agreement, is referred to herein as such Lender's "Acceptance Percentage".

                  (c) Notwithstanding any contrary provision set forth herein or in any other Loan Document (as defined herein), the Borrower agrees that: (i) the aggregate face amount of outstanding Acceptances, on a combined basis, shall not at any time exceed $25,000,000; (ii) the outstanding principal amount of the Revolving Notes, on a combined basis, plus the aggregate face amount of outstanding Acceptances, shall not at any time exceed the Revolving Amount; and (iii) the outstanding principal amount of each Lender's Revolving Note, when combined with the Lender's Acceptance Percentage of the face amount of outstanding Acceptances, shall not at any time exceed the Lender's Revolving Share. The Borrower shall not be entitled to obtain any advance under the Revolving Notes, and Barnett shall not be obligated to create any Acceptance, if such advance or Acceptance would result in a violation of the limits set forth in this subparagraph.

         1.04 Letters of Credit. Barnett hereby establishes a letter of credit facility in an amount not to exceed $5,000,000.00 for the issuance of standby and commercial letters of credit (the "Letters of Credit"). From time to time prior to June 30, 1999, Barnett, upon the Borrower_s request, may issue Letters of Credit. The parties hereto acknowledge that SunTrust will not participate in the issuance of Letters of Credit hereunder. The Borrower shall give Barnett at least one business day_s notice prior to requesting the issuance of any Letter of Credit, and shall, with such request, fill

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



out an application in form acceptable to Barnett and execute such terms, conditions and reimbursement agreements (each, a "Reimbursement Agreement") concerning such Letter of Credit as Barnett may require. The amount available under the letter of credit facility shall be reduced by the face amount of outstanding Letters of Credit (together with the amount of drafts under Letters of Credit no longer outstanding for which Barnett has not been reimbursed). No Letter of Credit shall be issued which could be drawn on after the expiration of the Revolving Period. In the event of a draw on a Letter of Credit, an advance under the Revolving Notes or, if advances are available thereunder, under the Seasonal Notes, shall be made to the extent that amounts are then available for borrowing under such notes to reimburse Barnett for such draw. If any draw is made under any Letter of Credit after the expiration of the Revolving Period or if funds are not then available for advances under such notes, the Borrower shall immediately upon demand reimburse Barnett for the amount of the draw together with interest thereon and such other amounts as may be due under any applicable Reimbursement Agreement. As to any Letter of Credit issued, the Borrower agrees to pay Barnett upon demand any applicable fees quoted by Barnett on or before the issuance of the Letter of Credit, including, without limitation, issuance fees and negotiation fees. Barnett shall not in any event be required to issue a Letter of Credit after the occurrence of a Default or Event of Default hereunder.

         1.05 Payments. The Borrower shall make all payments under the Notes (as defined herein) to the Agent for the account of the Lenders. All payments of principal and interest under the Notes shall, except as otherwise specifically set forth herein, be allocated among the Lenders on a pro rata basis in accordance with each Lender_s Revolving Percentage or Seasonal Percentage, as the case may be. The Agent shall in all events remit all such amounts to the Lenders by wire transfer as promptly as practicable after receipt of the same. Unless all of the Lenders direct otherwise, all payments hereunder or under the Notes received by the Agent shall be applied first to fees payable to the Agent hereunder for its own account, then to fees payable hereunder to the Agent for the account of the Lenders, then to the costs and expenses as to which the Lenders have jointly directed payment, then to accrued interest under the Notes, then to principal under the Notes and then to all other amounts due under the Loan Documents (as defined herein).

         1.06      Fees.

                  (a) The Borrower shall pay the Agent (for the account of the Lenders pro rata in accordance with each Lender_s Revolving Percentage) a commitment fee on the daily average unused amount of the Line of Credit during the Revolving Period until the expiration or termination of the Revolving Period at the rate of one eighth of one percent (0.125%) per annum (calculated on the basis of a 365 day year). The Borrower shall pay the fee quarterly in arrears within 15 days after each September 30, December 31, March 31, and June 30 during the term of Revolving Period and on the termination or expiration of the Line of Credit.

                  (b) The Borrower shall pay the Agent (for the account of the Lenders pro rata in accordance with each Lender_s Seasonal Percentage) a commitment fee on the daily average unused amount of the Seasonal Line of Credit during each Seasonal Period at the rate of one-eighth of one percent (0.125%) per annum (calculated on the basis of a 365 day year). The

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



         Borrower shall pay the fee quarterly in arrears within 15 days after each September 30, December 31, March 31, and June 30 during the term of the Seasonal Line of Credit and on the termination or expiration of the Seasonal Line of Credit.

                  (c) The Borrower has paid the Agent, for the Agent_s own account, a fee of $6,000 on or before the date hereof. The Borrower shall pay the Agent, for the Agent_s own account, an additional fee of $6,000 per year commencing one year from the date hereof and continuing thereafter on each annual anniversary of such date until all Indebtedness (as defined herein) has been paid in full.

         1.07      Other Documents and Related Terms.

                  (a) The Borrower's obligations under the Revolving Notes, the Seasonal Notes, the Acceptance Agreement and the Reimbursement Agreements shall be unconditionally guaranteed by Stein Mart Buying Corp. (the "Guarantor") pursuant to a Guaranty of Payment (as amended or restated from time to time, the "Guaranty") of even date herewith.

                  (b) For purposes of this Agreement, the following terms shall have the following meanings:

                           (i) "Indebtedness"  shall mean all obligations of the
                  Borrower to the Lenders now or hereafter due under the Notes and the other Loan Documents.

                           (ii) "Loan  Documents"  shall mean and  include  this
                  Loan Agreement (as amended or restated from time to time), the Revolving Notes, the Seasonal Notes, each Letter of Credit, each Reimbursement Agreement, each Acceptance, the Acceptance Agreement, the Guaranty and all documents related to the foregoing documents.

                           (iii) "Notes" shall mean the Revolving  Notes and the
                  Seasonal Notes.

                           (iv) "Subsidiary" shall mean and include any partnership, corporation or other entity if the Borrower at any time on or after the date hereof directly or indirectly owns or controls a majority of the equity or voting interests in such partnership, corporation or entity.

                                   ARTICLE II
                                   CONDITIONS

         2.01 Conditions to Closing. The obligation of the Lenders to make advances or otherwise extend credit hereunder on the date hereof is subject, without limitation, to satisfaction of the following conditions precedent:


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



                  (a) The Borrower_s representations and warranties set forth in this Agreement and in the Loan Documents shall be true and correct in all material respects on and as of the date hereof.

                  (b) On the date hereof the Borrower shall be in compliance in all material respects with all the terms and provisions set forth in this Agreement on its part to be observed or performed, and no Default or Event of Default shall have occurred. For purposes of this Agreement, "Default" shall mean any Event of Default set forth in
         Article VI hereof whether or not any requirement for notice or lapse of time in connection with such event has been satisfied.

                  (c) The Lenders shall have received on or before the date hereof in form reasonably satisfactory to them: (i) the duly executed Loan Documents; (ii) such evidence of corporate authorization from the Borrower and the Guarantor as the Lenders may require; (iii) good standing certificates indicating that the Borrower and the Guarantor are in good standing in Florida; and (iv) certified articles of incorporation and bylaws of the Borrower and the Guarantor.

         2.02 Conditions to Advances. The obligation of the Lenders, after the date hereof, if any, to make advances hereunder, under the Notes or otherwise or to issue Letters of Credit or create Acceptances, is subject to satisfaction of the following conditions precedent:

                  (a) The Borrower_s representations and warranties set forth in this Agreement and in the Loan Documents shall be true and correct in all material respects on and as of the date of each such advance or, as the case may be, on the date that any such Letter of Credit is issued or Acceptance created.

                  (b) On the date of each such advance or, as the case may be, on the date that any such Letter of Credit is issued or Acceptance created, the Borrower shall be in compliance in all material respects with all the terms and provisions set forth in this Agreement to be observed or performed by it, and no Default or Event of Default shall have occurred.

         2.03 Other Documents. The Lenders shall have received on or before the date hereof or the date of any advance hereunder or, as the case may be, on the date that any such Letter of Credit is issued or Acceptance created, such other documents or items as the Lenders may reasonably request.

                                   ARTICLE III
                              AFFIRMATIVE COVENANTS

         3.01 Financial Statements of the Borrower. The Borrower will deliver to the Lenders the following:

                  (a) Within forty-five (45) days after the end of each quarter of the Borrower_s fiscal year, the Borrower_s financial statements as of the end of and for such period in reasonable detail, setting forth in consolidated and comparative form the corresponding

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



         figures for that date and period and for the corresponding date and accounting period in the preceding fiscal year, certified by the Borrower_s chief financial officer.

                  (b) Within ninety (90) days after the end of each fiscal year of the Borrower, financial statements as of the end of and for such year of the Borrower in reasonable detail, setting forth in consolidated and comparative form the corresponding figures for that date and period and for the corresponding date and period in the preceding fiscal year, certified by independent certified public accountants of recognized standing selected by the Borrower and acceptable to the Lenders, whose certificate shall be satisfactory to the Lenders in scope and substance.

                  (c) Within ninety (90) days after the end of each fiscal year of the Borrower, total comparable store sales for the Borrower_s comparable stores for such fiscal year and for the prior fiscal year, in form reasonably satisfactory to the Lenders, certified by the Borrower_s chief financial officer. The Borrower shall calculate total comparable store sales in a manner that is consistent with past practices.

                  (d) Within thirty (30) days of either Lender's request, consolidating financial statements of the Borrower as of the most recent quarterly or annual fiscal period for which consolidated financial statements have been delivered hereunder, certified by the Borrower_s chief financial officer.

                  (e) Within 45 days after the end of each fiscal quarter of the Borrower, a compliance certificate certified to the Lenders by the Borrower_s chief financial officer in form satisfactory to the Lenders showing compliance in all respects with the Loan Documents.

                  (f) Within 90 days after the end of each fiscal year of the Borrower, projected financial statements certified to the Lenders by the Borrower_s chief financial officer showing projected income statements for the ensuing one-year period.

                  (g)  Promptly  upon  receipt  thereof,  copies  of  all  other detailed reports (if any) (including, without limitation, any management letters disclosing or addressing any material accounting or other issues submitted to the Board of Directors) submitted to the Borrower or any Subsidiary by independent certified public accountants in connection with each annual or interim audit or review of the books of the Borrower or any Subsidiary by such accountants.

                  (h) With each delivery required under subparagraph (b) above, a written statement of the independent certified public accountants who shall have certified the financial statements of the Borrower that in making the examination necessary for such certification they have obtained no knowledge of any Default or Event of Default in the fulfillment of any of the terms, covenants, or conditions of Section
         4.08 of this Agreement.

                  (i) Promptly upon the occurrence of any Default under the provisions of Article IV, which has continued for more than five (5) business days after a senior officer of the Borrower has actually learned of such Default, a written notice to the Lenders thereof, specifying the nature thereof.

                  (j) Immediately upon the occurrence of any event or the discovery of any fact (peculiar to Borrower as opposed to the retail business or economy as a whole) which in the good faith judgment of the chief executive officer or chief financial officer portends or indicates a probable material and adverse change in the Borrower_s financial condition, a written notice thereof specifying the nature thereof.

                  (k) Promptly upon becoming available, a copy of all: (i) reports, registration statements and other materials filed with the Securities and Exchange Commission; (ii) all offering circulars made in connection with any distribution or sale of the Borrower_s securities; and (iii) all notices, proxy statements and other materials mailed or distributed to the Borrower_s shareholders.

                  (l) Such other material information as the Lenders may from time to time reasonably request.

         3.02 Accounting Terms and Financial Information. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, as promulgated on the date of this Agreement and in accordance with changes in generally accepted accounting principles adopted after the date of this Agreement. Except where otherwise specified, all financial information submitted pursuant to this Agreement shall be prepared in accordance with such principles, and the Borrower and its Subsidiaries will maintain books of account in accordance with such principles. The books of account shall disclose the information necessary for determining whether the Borrower has satisfied any provisions or requirements of this Agreement.

         3.03 Taxes and Other Charges. Each of the Borrower and its Subsidiaries will pay and discharge or cause to be paid and discharged all taxes, charges, liabilities or claims of any type at any time assessed against or incurred by the Borrower or any Subsidiary, or which could become a lien against the Borrower or any Subsidiary or any of their properties. Nothing in this subsection shall require the payment of any inchoate lien or any such sum if the Borrower or any Subsidiary promptly notifies the Lenders and by appropriate proceedings contests the same in good faith and so long as the Borrower or such Subsidiary, if so requested by either Lender, creates a funded reserve equal to the amount so claimed or assessed.

         3.04 Insurance. The Borrower and its Subsidiaries will maintain adequate insurance with responsible insurers with coverage normally obtained by businesses similar to that of the Borrower or the Subsidiaries but covering at least: (i) damage to physical property from fire and other hazards for the full insurable value of such property; (ii) liability on account of injury to persons; and (iii) insurance against theft, forgery or embezzlement or other illegal acts of officers or employees in reasonable amounts. If requested by either Lender, the Borrower will provide the Lenders, within ninety (90) days after the end of each of its fiscal years, a certificate of the Borrower specifying the types and amounts of insurance in force and the insurers of each risk covered by such insurance.

         3.05 Maintenance of Corporate Existence. The Borrower and its Subsidiaries will do or cause to be done all things necessary to preserve and keep in full force and effect their existence, franchises, rights and privileges as corporations under the laws of their states of incorporation and any other jurisdiction where any failure to do so could have a material adverse effect on the Borrower and its Subsidiaries taken as a whole. Each will do or cause to be done all things necessary to preserve and keep in full force and effect its right to own property and to operate all aspects of its business in a manner not less favorable to it than those now in existence except where any failure to do so would not have a material adverse effect on the Borrower and its Subsidiaries taken as a whole.

         3.06 Use of Proceeds. The funds borrowed under the Notes shall be used for any bona fide corporate purpose not inconsistent with this Agreement. All such funds shall be retained by the Borrower and shall not be loaned or distributed to the Borrower_s shareholders without the Lenders' prior written consent.

         3.07 Executive Officers. The Borrower will use its reasonable efforts to cause Jay Stein and John H. Williams, Jr. to remain engaged in the active management of the Borrower and perform duties substantially similar to those presently performed by such persons. In the event of the retirement, termination or death of any such person, such person shall be replaced by a person having, in the good faith determination of the Borrower's Board of Directors, the appropriate level of business experience and expertise.

         3.08 Notice of Litigation. Promptly after the commencement thereof, the Borrower shall furnish the Lenders notice of any action, suit or proceeding before any court or governmental department commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any Subsidiary which seeks to recover, and in the Borrower's reasonable judgment is likely to result in the recovery of, more than $250,000 not covered by insurance, or which seeks any injunctive relief against the Borrower or any Subsidiary.

         3.09 Notice of ERISA Requirements. As soon as possible and in any event within thirty (30) days after the Borrower knows or has reason to know that any reportable event, material accumulated funding deficiency, material prohibited transaction, disqualification or termination (as such terms are defined in the Employee Retirement Income and Security Act of 1974, as amended) with respect to any Plan has occurred, the Borrower shall furnish the Lenders with the statement of the chief financial officer of the Borrower setting forth details as to such event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such event to the Pension Benefit Guaranty Corporation. For purposes of this Agreement, "Plan" shall mean any employee benefit plan maintained in whole or in part for employees of the Borrower or its Subsidiaries which is subject to the provisions of Title IV of the Employee Retirement Income Security Act of 1974, as amended from time to time, or subject to the minimum funding standards under Section 412 of the Internal Revenue Code of 1986, as amended from time to time.

         3.10 Other Events. The Borrower shall promptly notify the Lenders of any material default under or material violation of any material agreement, law or regulation to which the Borrower or any Subsidiary is a party or by which it is bound. Each of the Borrower and its Subsidiaries shall promptly perform all of its material obligations under any material agreements to which it is a party and shall use its best efforts to ensure compliance by other parties with such agreements.

         3.11 Compliance with Laws. Each of the Borrower and its Subsidiaries shall comply at all times with all statutes, regulations, orders and judgments to which it is subject except where any failure to so comply will not have a material adverse effect on the Borrower and its Subsidiaries taken as a whole.

         3.12 Inspection. Upon a Default or Event of Default which has occurred and is continuing, whenever either Lender deems it necessary or convenient, the Borrower will permit each Lender or any agent designated by either Lender to have free and complete access at reasonable times, but in no event longer than five (5) business days after any request, to the books, records, properties, charter, bylaws, minutes, books and records of the Borrower and its Subsidiaries, and to make copies thereof or extracts therefrom, all at such reasonable times and as often as either Lender may reasonably request. The Borrower covenants that it will prevent any occurrence which would inhibit either Lender's free access to such books, records, and property as provided above.

         3.13 Deposits. Each of the Borrower and its Subsidiaries shall maintain their principal depository relationships with the Agent. The parties acknowledge that the Borrower and its Subsidiaries may maintain separate depository accounts with other financial institutions in locations other than Jacksonville, Florida for the banking convenience of any stores located in such locations. The Borrower and its Subsidiaries shall transfer substantially all funds held in such other accounts to the Borrower_s account with the Agent no less frequently than weekly.

         3.14 Year 2000 Compliance. The Borrower will promptly notify the Agent if the Borrower discovers or determines that any Material Computer Application (as defined herein) will not be Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a material adverse effect on the business, operations, creditworthiness or financial condition of the Borrower (or any of its Subsidiaries). For purposes hereof, the term "Material Computer Application" shall mean any computer application that is material to the business or operations of the Borrower (or any of its Subsidiaries).

         3.15 Further Assurances. If at any time counsel for the Agent reasonably believes that any Loan Document requires clarification, correction or amendment to implement its intended purposes, then the Borrower shall, within ten (10) days after written notice of such opinion from the Agent, do all things and matters reasonably necessary to correct, clarify, or amend the documents as requested by the Agent. However, this section shall impose no obligation on the Borrower to agree to a substantive change in the Loan Documents.

                                   ARTICLE IV
                               NEGATIVE COVENANTS

         4.01 Liens. Neither the Borrower nor any Subsidiary will create, incur, assume or suffer to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets, whether now or hereafter owned, or enter into or suffer to exist any conditional sales contracts or other title retention agreements except for Permitted Liens. "Permitted Liens" shall mean:

        (a)      the lien of ad valorem and other taxes not yet due and payable;

        (b) liens arising out of pledges, deposits, or other amounts owed under workmen_s compensation laws, unemployment insurance, old age pensions or other social security or retirement benefits, or similar legislation, or to secure payment of premiums for insurance purchased in the usual course of operations or in connection with self-insurance or to secure the performance of bids, tenders or trade contracts incurred in the ordinary course of operations and not in connection with the borrowing of money;

        (c) deposits for indemnity bonds and other bonds required in the ordinary course of business, and not in connection with borrowed money;

         (d)   inchoate    materialmen_s,    suppliers_,    operators_,
         mechanics_, workmen_s, repairmen_s, employees_, carriers_, warehousemen_s or attorneys_ liens or other like statutory liens arising in the ordinary course of business and securing obligations (i) which are not delinquent or (ii) the amounts or validity of which are being contested in good faith as to which the Borrower has provided written notice to the Lenders (provided that no notice need be given if the aggregate amount of such liens does not exceed $10,000) and has, if requested by the Lenders, established appropriate funded reserves;

        (e) deposits made by the Borrower or any Subsidiary in the ordinary course of business;

        (f) liens of the Lenders arising in the ordinary process of either Lender's collection of instruments;

        (g) statutory landlord_s liens, and contractual landlord_s liens created prior to this date provided that amounts secured thereby are not past due by more than 60 days;

        (h) any other liens on the Borrower_s inventory and accounts receivable securing, as to all such liens on a combined basis, not more than $500,000 in the aggregate;

        (i) as to assets other than the Borrower_s inventory and accounts receivable, liens and encumbrances securing, as to all such liens and encumbrances on a combined basis, not more than $500,000.00 in the aggregate (including all indebtedness under capitalized leases) as to the Borrower and its Subsidiaries on a combined basis; and

        (j) any liens hereafter  granted to the Lenders under the Loan
         Documents.

         4.02 Obligations. Neither the Borrower nor any Subsidiary is or will become directly or indirectly obligated in any way for any obligation for borrowed money except Permitted Obligations. Neither the Borrower nor any Subsidiary is or will become responsible for the obligations of any other person, directly or indirectly, whether by agreement to purchase the obligations of any other person or by guaranty, endorsement, surety agreement or otherwise, except endorsements of negotiable instruments for collection in the ordinary course of business. Notwithstanding the foregoing, each of the Borrower and the Guarantor shall be entitled to guarantee obligations of the other. "Permitted Obligations" shall mean:

                  (a)      The Indebtedness;

                  (b) Those obligations giving rise to Permitted Liens (so long as the amount of such obligations does not exceed any limitations set forth in Section 4.01);

                  (c)      Customer deposits in the ordinary course of business;

                  (d) Other obligations of the Borrower arising in the ordinary course of business in the aggregate not to exceed an aggregate amount of $1,000,000, provided that no such obligation shall be for borrowed money.

         4.03 Merger; Consolidation; Sale of Substantial Assets. Neither the Borrower nor any Subsidiary will merge into or with, consolidate with, or sell all or a substantial part of its assets to, any other person or entity (except for mergers of any Subsidiary into the Borrower). The Borrower shall immediately notify the Lenders in writing if: (a) the Borrower, any Subsidiary or any other person has entered into a letter of intent or a definitive agreement which, upon consummation, will result in a violation of this section; or (b) any transaction prohibited herein has occurred.

         4.04 Loans and Investments. Neither the Borrower nor any Subsidiary will purchase any stock, securities or evidence of indebtedness, or make or permit to exist any loans or advances to, or make any investment or acquire any interest in, any other corporation, partnership or other entity or person except as expressly set forth herein. Notwithstanding the foregoing, for so long as no Event of Default has occurred, the Borrower: (a) may make and maintain loans, advances and investments in and to other persons and entities so long as the aggregate amount thereof, on a combined basis, does not exceed $2,000,000 at any one time; and (b) may, in addition, at any time make short-term investments in commercial paper or marketable securities rated AA or better by Moody_s Investors Services. Neither the Borrower nor any Subsidiary shall enter into partnership or joint venture agreements with any other person or entity.

         4.05 Nature of Business. Neither the Borrower nor any Subsidiary will engage in any business if, as a result, the general nature of the business in which it would then be engaged, taken as a whole, would be substantially changed from the general nature of the business engaged in by it on the date of this Agreement.

         4.06 Sale and Leaseback. Neither the Borrower nor any Subsidiary will enter into any arrangement with any person or entity providing for the leasing by the Borrower or such Subsidiary of property which has been sold or is to be sold or transferred by the Borrower or such Subsidiary to such person or entity (except to the extent that the fair market value of all such property so sold or transferred, on a combined basis, does not exceed $1,000,000).

         4.07 Pension Plan Funding Deficiency. Neither the Borrower nor any Subsidiary shall incur or suffer to exist any material accumulated funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974 or incur any material liability to the Pension Benefit Guaranty Corporation (or any successor) established thereunder in connection with any Plan which is not satisfied within ten days after the determination thereof.

         4.08 Financial Covenants. The Borrower and its Subsidiaries shall comply at all times with the following financial covenants. Each of the financial covenants shall be calculated on a consolidated basis for the Borrower and its Subsidiaries.

                  (a) The Borrower_s Cash Flow Coverage Ratio shall not be less than 1.2 to 1 as of the first day of any fiscal quarter. For purposes hereof, the Cash Flow Coverage Ratio shall mean the Borrower_s Adjusted Income (as defined herein) divided by its Fixed Charges (as defined herein). This computation will be made using a moving average of four fiscal quarters which will include the fiscal quarter just ended together with the three fiscal quarters immediately preceding such quarter. For purposes hereof, the following terms shall have the following meanings:

                           (i) "Adjusted Income" shall mean: (aa) the Borrower_s
                  consolidated  net  income  before   interest,   income  taxes,
                  depreciation  and  amortization;   plus  (bb)  the  Borrower_s
                  consolidated lease and rental expenses; less (cc) the Borrower_s consolidated capital expenditures; and less (dd) all dividends paid by the Borrower.

                           (ii) "Fixed  Charges" shall mean all of the following
                  of the Borrower calculated on a consolidated basis: (aa) current maturities of long term debt; (bb) interest expenses; and (cc) lease and rental expenses.

                  (b) The ratio of the Borrower_s consolidated current assets to consolidated current liabilities shall at no time be less than: (i) 2 to 1 at the end of each fiscal quarter (other than the last quarter) during each fiscal year of the Borrower; and (ii) 1.7 to 1 at the end of each fiscal year of the Borrower. "Current assets" and "current liabilities" shall have the following meanings:

                           (i) "Current  assets" shall mean the aggregate amount
                  of all assets of an entity that may properly be classified as current assets in accordance with generally accepted accounting principles, not including, however, (aa) any deferred assets, (bb) any prepaid items such as insurance, taxes, interest, commissions, rents, royalties and similar items, and (cc) any amounts owed to such entity by officers, directors, employees, stockholders or subsidiaries or other affiliates of such entity.

                            (ii) "Current liabilities" shall mean all indebtedness of an entity that may properly be classified as current liabilities in accordance with generally accepted accounting principles including, without limitation, indebtedness payable on demand or within a period of one year from the date of the creation thereof (excluding any indebtedness renewable or extendible at the option of the debtor, absolutely or conditionally, for a period or periods extending to more than one year after such date, whether or not actually so renewed or extended) plus current maturities of long term debt.

                  (c) The Borrower shall not allow its ratio of Debt to Tangible Net Worth to exceed: (i) 2.0 to 1 at the end of each fiscal quarter (other than the last quarter) during each fiscal year of the Borrower; or (ii) 1.5 to 1 at the end of each fiscal year of the Borrower. "Tangible Net Worth" and "Debt" shall have the following meanings:

                           (i) "Tangible Net Worth" shall mean the aggregate of the following:

                                    (aa) The  gross  book  value as shown by the
                           books of the Borrower and its Subsidiaries, on a consolidated basis, of all real and personal property, including leasehold improvements, but excluding: (1) any property located outside the United States or its territorial possessions; (2) all intangible personal property including, without limitation, licenses, patents, patent applications, copyrights, trademarks, trade names, good will, going concern value, experimental or organizational expense, treasury stock and unamortized discount; and
                           (3) all investments in or loans to any shareholder, officer, director, employee or other affiliate;

                           less the sum of the following items (bb), (cc) and
                           (dd);

                                    (bb)    all    reserves    for    depletion,
                           depreciation and amortization of properties as shown by the books of the Borrower or any subsidiary and all other proper reserves which in accordance with generally accepted accounting principles should be set aside in connection with the business of the Borrower or any Subsidiary;

                                    (cc) all  obligations  which under generally
                           accepted accounting principles are shown or should be shown on the balance sheet as liabilities; and

                                    (dd) all increases in book value of any real
                           estate or tangible personal property of the Borrower or any Subsidiary attributable to a reappraisal or other write-up of assets.

                           (ii) "Debt"  shall  mean:  (aa) any  indebtedness  or
                  liability for borrowed money and any other indebtedness or liability, evidenced by notes, debentures, bonds or similar obligations; and (bb) all other obligations which under generally accepted accounting principles are shown or should be shown on the Borrower_s or any subsidiary_s balance sheet as liabilities.

         4.09 Subsidiaries. The Borrower shall not create or acquire any Subsidiary without the Lenders' prior written consent. Notwithstanding the foregoing and notwithstanding any contrary provision set forth herein, the Borrower may create and maintain subsidiary corporations (the "Permitted Subsidiaries") on the following terms and conditions: (a) the Borrower shall hold 100% of each Permitted Subsidiary_s capital stock subject to no liens, claims or encumbrances of any kind (other than liens in favor of the Lenders);
(b) neither the Borrower nor any Permitted Subsidiary shall issue or create any options, warrants or other rights to obtain any capital stock of any Permitted Subsidiary; (c) the Borrower shall not transfer any assets to any Permitted Subsidiary other than inventory, trademarks, service marks and trade names owned by the Borrower; (d) each Permitted Subsidiary shall retain ownership of its marks and names and shall not permit any person or entity, other than the Borrower, to obtain any rights or other interests in such marks or names; (e) each Permitted Subsidiary shall at all times provide the Borrower with the full and free right to use such marks and names pursuant to a license agreement which is satisfactory in all material respects to the Lenders. The Borrower shall not be entitled to create any additional Permitted Subsidiaries after the occurrence of a Default or an Event of Default hereunder. As of the date hereof, the only Permitted Subsidiary is the Guarantor.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants, and so long as this Agreement is in effect or any part of the Indebtedness remains unpaid, shall continue to represent and warrant at all times, that:

         5.01 Corporate Status. Each of the Borrower and its Subsidiaries is a corporation duly incorporated and validly existing under and by virtue of its state of incorporation. Each of the Borrower and its Subsidiaries is duly licensed and qualified in all other states and jurisdictions wherein the nature of the business transacted by it (in the opinion of its counsel) makes such licensing or qualification as a foreign corporation necessary, if any, except where any failure to be so licensed and qualified will not have a material adverse effect on the Borrower and its Subsidiaries taken as a whole. Each of the Borrower and its Subsidiaries holds in full force and effect all permits, licenses and franchises necessary for it to carry out its operations in conformity with all applicable laws and regulations except where any failure to hold such permits, licenses and franchises will not have a material adverse effect on the Borrower and its Subsidiaries taken as a whole

         5.02 Authorization, Conflicts and Validity. The execution and delivery of this Agreement and each of the other Loan Documents to which the Borrower is or will be a party and the performance by the Borrower of all of its obligations thereunder: (a) have been duly authorized by all requisite corporate action; (b) will not violate or be in conflict with (i) any provision of applicable law (including, without limitation, any applicable usury or similar law); (ii) any order, rule or regulation of any court or other governmental authority; (iii) any provision of its certificate of incorporation or bylaws, including any amendments thereto, or any resolution with continuing effect adopted by its Board of Directors or shareholders; or (iv) any provision of any shareholders_ agreement or trust respecting securities of its issue or related rights; (c) will not violate, be in conflict with, result in a breach of or constitute a default (with or without the giving of notice or the passage of time or both) under any material instrument, indenture, agreement or other obligation to which it is a party or by which it or any of its assets and properties is or may be bound or subject; and (d) except as specifically contemplated by this Agreement or any other Loan Documents, will not result in the creation or imposition of any lien, charge or encumbrance of any nature upon any of its assets and properties. This Agreement and the other Loan Documents to which it is or will be a party when executed and delivered will be, legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms and provisions.

         5.03 Consents. No consent, approval or authorization of, or registration, declaration or filing with, any governmental authority or other person (including, without limitation, the shareholders of the Borrower) is required as a condition precedent, concurrent or subsequent to or in connection with the due and valid execution, delivery and performance by the Borrower of this Agreement or any other Loan Document to which it is or will be a party, or the legality, validity, binding effect or enforceability of any of the respective representations, warranties, covenants and other terms and provisions thereof. Each franchise, license, certificate, authorization, approval or consent from any governmental authority material to the conduct of the business and operations of the Borrower or any Subsidiary or required for the acquisition, ownership, improvement, operation or maintenance by the Borrower or any Subsidiary of any material portion of the assets and properties it now owns, operates or maintains, has been obtained and validly granted, is in full force and effect and constitutes valid and sufficient authorization therefor.

         5.04 Financial Statements. The Borrower has heretofore made available to the Lenders financial statements as of and for the fiscal year ending January 3, 1998, and the period ending July 4, 1998. Those financial statements fairly present the financial condition of the Borrower and the results of its operations as of the dates thereof. Those financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except for changes, if any, stated in the related accountants_ reports.

         5.05 Changes in Financial Condition. Since July 4, 1998, there has been no material adverse change in the assets or the financial condition of the Borrower from that set forth or reflected in the financial statements as of that date. The Borrower is current in the payment of all of its debts and in the performance of all of its obligations except for those contested in good faith.

         5.06 Legal or Administrative Proceedings. There are no material actions, suits, investigations or proceedings by any person or entity pending or threatened against the Borrower or any Subsidiary or to which the Borrower or any Subsidiary is a party involving the possibility of any judgment or liability not fully covered by insurance or by adequate reserves set up on the books of the Borrower or such Subsidiary which, if adversely determined, could reasonably be expected to have a material adverse effect on the Borrower and the Subsidiaries taken as a whole.

         5.07 Assets. The Borrower has good, marketable title to all of its assets reflected in the financial statements dated July 4, 1998, and such assets are free and clear of all liens, charges and encumbrances except as shown on those financial statements.

         5.08 Losses. Since the date of the financial statements already delivered to the Lenders, no material loss, damage, destruction or taking of any of the physical properties of the Borrower or any Subsidiary has occurred which has not been fully restored or replaced, or which is not fully covered by insurance, and neither the property nor business has been adversely affected in any substantial way as the result of any accident, strike, lockout, combination of workmen, embargo, riot, war, act of God or public enemy. Neither the Borrower nor any of its officers are aware of any material adverse fact or likelihood concerning the conditions or future prospects of the Borrower or any Subsidiary which has not been fully disclosed in writing to the Lenders except for those that may affect similar companies in similar ways.

         5.09 Corporate Restrictions. Neither the Borrower nor any Subsidiary is a party to any contract or subject to any charter or other corporate restriction which would materially and adversely affect its property or business, or its ability to perform its obligations under the Loan Documents.

         5.10 Taxes. The Borrower has filed all federal and state tax returns which are required to be filed, and has paid all taxes as shown on the returns and on all assessments received by it to the extent that the taxes have become due. Proper and accurate amounts have been withheld by the Borrower from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective governmental agencies.

         5.11 Default. There exists as of the date hereof no Default or Event of Default.

         5.12 Other Representations. All warranties and representations of the Borrower contained in any of the Loan Documents are true and accurate.

         5.13 Subsidiaries. The Borrower owns no Subsidiaries, other than the Guarantor, as of the date of this Agreement.

         5.14 Offering of Notes. Neither the Borrower nor any agent acting for it has offered the Notes or any similar obligation of the Borrower for sale to or solicited any offers to buy the Notes or any similar obligation of the Borrower from any person other than the Lenders. Neither the Borrower nor any agent acting for the Borrower will take any action which would subject the issuance of the Notes to the provisions of Section 5 of the Securities Act of 1933, as amended, or the provisions of the blue sky laws of any jurisdiction.

         5.15 ERISA. No Plan has incurred any material accumulated funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974, and neither the Borrower nor any Subsidiary has incurred any material liability to the Pension Benefit Guaranty Corporation (or any successor) in connection with any Plan.

         5.16 Purpose of the Borrower. The Borrower does not own any "margin security" within the meaning of Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System. None of the proceeds of the loan by the Lenders to the Borrower will be used for the purpose of purchasing or carrying any margin security or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin security or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation U, as now in effect or as it may hereafter be amended. Neither the Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as in effect now or as the same may hereafter be amended.

         5.17 Year 2000 Compliance. The Borrower will: (a) initiate a review and assessment of all aspects of the business and operations of the Borrower and its Subsidiaries that could be adversely affected by the Year 2000 Problem (as defined herein); (b) develop a plan and time line for addressing the Year 2000 Problem on a timely basis; and (c) implement that plan in accordance with such time line. The Borrower reasonably believes that all computer applications that are material to the business and operations of the Borrower or any Subsidiary will on a timely basis be able to perform properly date sensitive functions before, on and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect on the business, operations, creditworthiness or financial condition of the Borrower or any Subsidiary. For purposes hereof, the term "Year 2000 Problem" shall mean the risk that any computer application used by the Borrower or any Subsidiary may not recognize or perform date sensitive functions on or after January 1, 2000.

                                   ARTICLE VI
                                EVENTS OF DEFAULT

         6.01 Events of Default. Each of the following events shall constitute an "Event of Default" hereunder:

                  (a) if the Borrower defaults in the payment when due of any principal, interest or other amount under any Note, under any Reimbursement Agreement or under the Acceptance Agreement, and such default is not cured within ten days after the occurrence thereof; or

                  (b) if the  Borrower or any  Subsidiary  defaults:  (i) in any payment of principal of or interest on any other obligation in excess of $250,000 beyond any period of grace provided with respect thereto or
         (ii) in the performance or observance of any other agree ment, term, or condition contained in any agreement for borrowed money under which any such obligation is created if the effect of such default is to cause, or permit the holder or holders of such obligation (or trustee on behalf of such holder or holders) to cause, such obligation to become due prior to its stated maturity, except, in either case, for obligations disputed in good faith if the Lenders are promptly notified thereof and, if requested by the Lenders, funded reserves are established in amounts which in the Lenders' opinion are sufficient to pay the total amount in dispute; or

                  (c) if any statement, representation or warranty made by the Borrower or any Subsidiary herein or in any writing now or hereafter furnished in connection with or pursuant to the Loan Documents or in connection with any audit shall be false in any material respect; or

                  (d) if the Borrower defaults in any material respect in the performance or observance of any agreement or covenants contained in Articles III and IV hereof; or

                  (e) if the Borrower or any Subsidiary defaults in any material respect in the performance or observance of any other agreement, covenant, term or condition contained herein or in any other Loan Document and such default shall not have been remedied within the grace period therein provided or, if no grace period is specified, within 30 days after written notice thereof is sent by the Lenders to the Borrower; or

                  (f) if the Borrower or any Subsidiary makes an assignment for the benefit of creditors or is generally not paying its debts as they become due; or

                  (g) if any order, judgment or decree is entered under the bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction adjudicating the Borrower or any Subsidiary bankrupt or insolvent, except that no Event of Default shall exist unless such order remains unstayed and in effect for more than 45 days; or

                  (h) if the Borrower or any Subsidiary petitions or applies to any tribunal for, or consents to, the appointment of a trustee, receiver, custodian, liquidator, or similar official, of the Borrower or any Subsidiary or of any substantial part of the assets of the Borrower or any Subsidiary, or commences a voluntary case under the Bankruptcy Code of the United States or commences any proceedings relating to the Borrower or any Subsidiary under bankruptcy, insolvency or moratorium laws of any jurisdiction, whether now or hereafter in effect; or

                  (i) if any such petition or application is filed, or any such proceedings are commenced, against the Borrower or any Subsidiary and if the Borrower or any Subsidiary by any act indicates its approval thereof, consent thereto, or acquiescence therein, or an order is entered in an involuntary case under the Bankruptcy Code of the United States, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator, or similar official, or approving the petition in any proceedings, and such order remains unstayed and in effect for more than 30 days; or

                  (j) if any order is entered in any proceedings against the Borrower or any Subsidiary decreeing the dissolution or split-up of the Borrower or any Subsidiary.

         6.02 Remedies. If an Event of Default under Section 6.01(d) shall occur and Borrower shall not have demonstrated by affidavit, financial statements (if such Event of Default relates to a financial covenant), or other evidence to the satisfaction of the Lenders that such Event of Default has been cured as of the date the Lenders elect to exercise their rights under this section, or if an Event of Default under any other subsection of Section 6.01 shall occur, the Agent may, subject to

Section 7.03 hereof, by notice to the Borrower, effective upon receipt, declare the entire unpaid principal amount then outstanding under the Loan Documents, all interest accrued and unpaid under the Loan Documents and all other Indebtedness of the Borrower to the Lenders under this Agreement or any of the other Loan Documents to be forthwith due and payable. (For the purposes hereof, receipt of any notice given under this Section 6.02 shall be deemed to have occurred: (i) three business days after deposited in the mail with proper postage affixed if sent by mail; or (ii) when actually delivered to the appropriate address if sent by courier or by hand). Thereupon, the then outstanding principal amount under the Loan Documents, all such accrued interest and all such other Indebtedness shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower, and the Agent, on behalf of the Lenders (or any of them) may immediately enforce payment of all such amounts and exercise any or all of the rights and remedies of the Agent and the Lenders under this Agreement and other Loan Documents, including without limitation the right to resort to any or all collateral securing any obligations under the Loan Documents and exercise any or all of the rights of a secured party pursuant to the Uniform Commercial Code of Florida and other applicable similar statutes in other jurisdictions.

         6.03 Termination of Rights to Advances; Automatic Acceleration. Notwithstanding anything herein to the contrary, (a) the Borrower_s right, if any, to obtain any additional advances or credit under the Notes or other Loan Documents shall automatically terminate upon the initiation against the Borrower or any Subsidiary of any proceeding under the Federal Bankruptcy Code, or upon the occurrence of any Event of Default described in subparagraphs (f), (g), (h),
(i) or (j) of Section 6.01, and (b) all Indebtedness shall automatically be and become immediately due and payable upon the occurrence of any Event of Default described in subparagraphs (g), (h) or (i) of Section 6.01.

                                   ARTICLE VII
                                    THE AGENT

         7.01 Appointment, Powers, and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 7.05 and the first sentence of Section 7.06 hereof shall include its affiliates and its own and its affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Loan Party or any other Person to perform any of its obligations thereunder;
(c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by the Borrower or any Guarantor (each, a "Loan Party") or the satisfaction of any condition or to inspect the property (including the books and records) of any Loan Party or any of its Subsidiaries or affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

         7.02 Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper person or persons, and upon advice and statements of legal counsel (including counsel for any Loan Party), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Lenders. However, the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

         7.03 Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders. The Agent shall (subject to Section 7.02 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Lenders. However, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

         7.04 Rights as Lender. With respect to its commitments and the credit extended by it hereunder, Barnett (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Barnett (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Loan Party or any of its Subsidiaries or affiliates as if it were not acting as Agent, and Barnett (and any successor acting as Agent) and its affiliates may accept fees and other consideration from any Loan Party or any of its Subsidiaries or affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         7.05 Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed hereunder, but without limiting the obligations of the Borrower hereunder) ratably in accordance with their respective Revolving Percentages, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by the Agent under any Loan Document (including any of the foregoing arising from the negligence of the Agent). However, no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the person or entity to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any costs or expenses payable by the Borrower hereunder to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Borrower. The agreements contained in this Section shall survive payment in full of the Loans and all other amounts payable under this Agreement.

         7.06 Non-Reliance on Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Loan Parties and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Loan Party or any of its Subsidiaries or affiliates that may come into the possession of the Agent or any of its affiliates.

         7.07 Resignation of Agent. The Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         7.08 Amendments and Waivers. Any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and all of the Lenders (and, if Article VII or the rights or duties of the Agent are affected thereby, by the Agent).

         7.09       Right of Set-off and Adjustments.

                   (a) Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its affiliates) to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Notes held by such Lender, regardless of whether such Lender shall have made any demand under this Agreement or such Notes and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender. However, the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this subparagraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

                  (b) If any Lender (a  "benefitted  Lender")  shall at any time receive any payment of all or part of the amounts owing to it under the Notes, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Notes, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Notes, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders. However, if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from a Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.01 Expenses. The Borrower agrees to pay, and save the Lenders harmless against liability for the payment of, all out-of-pocket expenses arising in connection with this transaction (including any renewals or modifications relating hereto), including any state documentary stamp taxes or other taxes (including interest and penalties, if any) which may be determined to be payable in respect to the execution and delivery of any Loan Documents executed in connection with this Agreement or any such renewal or modification. The Borrower acknowledges that it has participated with the Lenders in establishing the structure of this transaction and that it has independently determined the amount of documentary stamp and other taxes due in connection herewith. The Borrower has not relied upon representations of the Lenders or its counsel in calculating the amount of such taxes, and the Borrower shall be liable for any additional taxes (including interest and penalties) which may be due in connection with this transaction or any renewals hereof. If an Event of Default shall occur, the Borrower shall also pay all of each Lender's costs of collection including the employee travel expenses of either Lender, court costs and fees of attorneys and legal assistants (whether incurred in connection with trial or appellate proceedings). The Borrower authorizes each Lender to make advances under the Note and to debit its deposit accounts to pay all expenses.

         8.02 Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by the Borrower in connection herewith shall survive the execution and delivery of the Loan Documents.

         8.03 Successors and Assigns. All covenants and agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. The Borrower shall not be entitled to assign its rights hereunder. The Lenders may, without the Borrower_s consent, assign all or part of their rights hereunder or grant participations therein. The Lenders may disclose to any such assignee or participant such information concerning the Borrower as the Lenders deem appropriate.

         8.04 Notices. All communications provided for hereunder shall be sent by first class mail, by courier, by hand, or by certified mail as follows or to such other address with respect to any party as such party shall notify the others in writing:

         To the Lenders:            Barnett Bank, N.A.
                                    50 North Laura Street
                                    Jacksonville, Florida 32202
                                    Attn:  Corporate Banking Group

                                    SunTrust Bank, North Florida, N.A.
                                    200 West Forsyth Street
                                    Jacksonville, Florida 32202
                                    Attn:  Corporate Banking

         To the Agent:              Barnett Bank, N.A.
                                    50 North Laura Street
                                    Jacksonville, Florida 32202
                                    Attn:  Corporate Banking Group

         To the Borrower:           Stein Mart, Inc.
                                    1200 Riverplace Blvd.
                                    Jacksonville, Florida 32207
                                    Attn: Chief Financial Officer

Each such notice shall be deemed given: (i) three business days after deposited in the mail with proper postage affixed if sent by mail; and (ii) when actually delivered to the appropriate address if sent by courier or by hand.

         8.05 Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida.

         8.06 Headings. The descriptive section headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

         8.07 Counterparts. This Agreement may be executed simultaneously in several counterparts. Each counterpart shall be deemed an original.

         8.08 Remedies Cumulative. All rights and remedies of the Lenders hereunder are cumulative and in addition to any rights and remedies which the Lenders may have under the laws of Florida. Each Lender's exercise of any one right or remedy against one party hereto will not deprive the Lenders of any right or remedy against that party or any other parties hereto. No right, power or remedy conferred upon or reserved to the Lenders under this Agreement or any other of the Loan Documents is exclusive of any other right, power or remedy in any of the Loan Documents, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under any other Loan Documents, or now or hereafter existing at law, in equity or by statute.

         8.09 Delay or Omission. No delay or omission of either Lender to exercise any right, power or remedy under any of the Loan Documents or accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to the Lenders under any of the Loan Documents may be exercised from time to time and as often as may be deemed expedient by the Lenders.

         8.10 No Waiver of One Default to Affect Another. No waiver of any Default or Event of Default hereunder shall extend to or affect any subsequent Default or Event of Default or any other Default or Event of Default then existing, or impair any rights, powers or remedies consequent thereon.

         8.11 Changes. No term of any Loan Document may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         8.12 Severability. If any portion of any Loan Document is declared void by any court as illegal or against public policy, the remainder of the Loan Documents in question shall continue in full effect.

         8.13 Lost or Damaged Note. Upon receipt by the Borrower of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Note (the "Lost Note") and of an indemnity agreement reasonably satisfactory to the Borrower, the Borrower will make and deliver to the applicable Lender a new Note of like tenor, date and principal amount in lieu of the Lost Note.

         8.14 Survival of Obligations Upon Termination of Financing Arrangement. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of the financing under this Agreement shall in any way affect or impair the obligations, duties, and liabilities of the Borrower or the rights of the Lenders relating to any transaction or event occurring prior to such termination. All undertakings, agreements, indemnifications, covenants, warranties and representations contained in the Loan Documents shall survive such termination or cancellation. This Agreement supersedes and replaces any commitment letter relating to the Indebtedness.

         8.15 Prior Credit Facility. This Agreement supersedes and replaces that certain Loan Agreement (the "Prior Loan Agreement") dated as of June 29, 1993, as amended from time to time, between the Borrower and Barnett, and the Borrower shall not be entitled, from and after the date hereof, to obtain further credit under the Prior Loan Agreement.

         IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

                                      STEIN MART, INC.


                                      By: /s/ James G. Delfs
                                         ---------------------------------------
                                      Its: Senior Vice President - C.F.O.
                                          --------------------------------------



                                      BARNETT BANK, N.A.,
                                      as agent


                                      By: /s/ Susan S. Delgado
                                         ---------------------------------------
                                      Its: Vice President
                                          --------------------------------------

                                      BARNETT BANK, N.A.


                                      By: /s/ Susan S. Delgado
                                         ---------------------------------------
                                      Its: Vice President
                                          --------------------------------------



                                      SUNTRUST BANK, NORTH FLORIDA, N.A.


                                      By: /s/ C.W. Buckkoh
                                         ---------------------------------------
                                      Its: First Vice President
                                          --------------------------------------




STATE OF GEORGIA

COUNTY OF CAMDEN

         The foregoing instrument was executed, acknowledged and delivered before me this 25th day of August, 1998, by James G. Delfs the Senior Vice President - C.F.O. of Stein Mart, Inc., on behalf of the corporation, in Camden County, Georgia.

                                                  /s/ V. Thomas Fountain
                                                 -------------------------------
                                                 Notary Public, State and County
                                                 aforesaid
                                                 Print Name: V. Thomas Fountain
                                                             Notary Public,
                                                             Camden County, Ga.
                                                 My Commission Expires:
                                                 January 16, 2000
                                                                   [Notary Seal]

STATE OF GEORGIA

COUNTY OF CAMDEN

         The foregoing instrument was executed, acknowledged and delivered before me this 25th day of August, 1998, by Susan S. Delgado the
Vice President of Barnett Bank, N.A., as agent, on behalf of the bank, in Camden County, Georgia.


                                                  /s/ V. Thomas Fountain
                                                 -------------------------------
                                                 Notary Public, State and County
                                                 aforesaid
                                                 Print Name: V. Thomas Fountain
                                                             Notary Public,
                                                             Camden County, Ga.
                                                 My Commission Expires:
                                                 January 16, 2000
                                                                   [Notary Seal]





COUNTY OF CAMDEN

         The foregoing instrument was executed, acknowledged and delivered before me this 25th day of August, 1998, by Susan S. Delgado the Vice President of Barnett Bank, N.A., on behalf of the bank, in Camden County, Georgia.


                                                  /s/ V. Thomas Fountain
                                                 -------------------------------
                                                 Notary Public, State and County
                                                 aforesaid
                                                 Print Name: V. Thomas Fountain
                                                             Notary Public,
                                                             Camden County, Ga.
                                                 My Commission Expires:
                                                 January 16, 2000
                                                                   [Notary Seal]

                            REVOLVING PROMISSORY NOTE
                                    (Barnett)

$40,000,000.00
                                                                 August 25, 1998
                                                          Camden County, Georgia


         FOR VALUE RECEIVED, the undersigned, STEIN MART, INC., a Florida corporation (the "Borrower"), hereby promises to pay to the order of BARNETT BANK, N.A. (the "Lender"), whose address is 50 North Laura Street, Jacksonville, Florida 32202, the principal sum of Forty Million and 00/100 Dollars ($40,000,000.00) together with interest on the outstanding principal balance hereof at the rate provided herein. All such payments of principal and interest shall be made in lawful money of the United States in immediately available funds at the office of the Agent (as defined herein), now located at 50 North Laura Street, Jacksonville, Florida, 32202, or at such other office as the Agent may designate in writing. This Note is one of the Revolving Notes described in the Loan Agreement (as amended or restated from time to time, the "Loan Agreement") of even date herewith by and among the Borrower, Barnett Bank, N.A., SunTrust Bank, North Florida, N.A. and Barnett Bank, N.A., as agent (in such capacity and for so long as it shall serve in such capacity under the Loan Agreement, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement. This Note shall be governed by the following provisions:

         1. Advances. The Borrower may borrow, repay and reborrow principal amounts hereunder during the Revolving Period subject to the terms contained herein and in the Loan Agreement. Notwithstanding the foregoing, the outstanding principal balance hereof shall not exceed the amounts set forth in the Loan Agreement. The Borrower shall not be permitted to obtain further advances hereunder from and after the expiration of the Revolving Period.

         2.  Payments.

                  (a) The Borrower shall pay all accrued interest hereunder on the first day of each July, October, January and April during the term hereof.

                  (b)  The  Borrower   shall  pay  all   outstanding   principal
         hereunder, together with all then accrued and unpaid interest, on June 30, 2001.

         3.  Interest.

                  (a) Interest shall initially accrue on the outstanding principal balance of this Note at a rate of 5.99844% per annum. The rate of interest shall be adjusted on each Interest Rate Adjustment Date (as defined herein) so that interest shall accrue at the Adjusted Libor Rate (as defined herein) for the Interest Period (as defined herein) commencing on such Interest Rate Adjustment Date. For purposes of this paragraph, the following terms shall have the following meanings:

                           (i) "Adjusted  Libor Rate" for each  Interest  Period
                  shall mean a rate that is 0.35% per annum over the applicable Libor Rate. The Libor Rate for each Interest Period shall mean the offered rate for deposits in United States dollars in the London Interbank market for a one month period which appears on the Libor Rate Reference Page (as defined herein) as of 11:00 a.m. (London time) on the day that is two London Banking Days (as defined herein) preceding the first Banking Business Day (as defined herein) of the Interest Period. If at least two such offered rates appear on the Libor Rate Reference Page, the rate will be the arithmetic mean of such offered rates.

                           (ii) "Banking Business Day" shall mean each day other
                  than a Saturday, a Sunday or any holiday on which commercial banks in Charlotte, North Carolina, are closed for business.

                           (iii)  "Interest   Period"  shall  mean  each  period
                  commencing on each Interest Rate Adjustment Date and ending on the next Interest Rate Adjustment Date.

                           (iv) "Interest Rate  Adjustment  Date" shall mean the
                  first day of September, 1998, and the first day of each calendar month thereafter.

                           (v) "Libor Rate Reference Page" shall mean any of the
                  following reference pages or sources (as selected from time to time by the Agent in its discretion): (aa) the Reuters Screen LIBO Page; (bb) the Dow Jones Telerate Page 3750; or (cc) such other index or source as the Agent may in its sole discretion select showing rates offered for United States dollar deposits in the London Interbank market.

                           (vi) "London Banking Day" shall mean each day other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

                  (b) Notwithstanding the foregoing subparagraph (a), the Borrower may elect for interest to accrue on all outstanding principal under the Revolving Notes for periods of one calendar month each (each, an "Alternate Interest Period") at an Alternate Interest Rate (as defined herein). The Borrower may make such election by providing telephonic notice thereof to the Agent at least two business days before the commencement of the Alternate Interest Period. The notice shall be provided to such individual at such telephone number as the Agent may from time to time specify, and the Agent's internal records as to the delivery and contents of such notice shall be conclusive evidence thereof. The notice shall state the date upon which the Alternate Interest Period shall commence (which shall in all events be the first day of a calendar month). If the Borrower duly elects for interest to accrue hereunder at the Alternate Interest Rate, then interest shall accrue at the Alternate Interest Rate on the outstanding principal amount of the Revolving Notes during the applicable Alternate Interest Period. Any election hereunder shall be irrevocable during the term of the Alternate Interest Period. At the expiration of the Alternate Interest Period, interest shall accrue at the rate set forth in subparagraph (a) above except to the extent that the Borrower duly elects for interest to thereafter accrue at the Alternate Interest Rate. For purposes hereof, the Alternate Interest Rate shall mean a rate equal to the Prime Rate (as defined herein) less 1.50% per annum. The Prime Rate shall be the interest rate announced from time to time by Barnett Bank, N.A. (or any successor thereto) as its prime rate. For purposes of this Note, any change in the Prime Rate shall be effective as of the Agent's opening of business on the effective date of the change.

                  (c) Interest shall be calculated on the basis of a 365 day year (based upon the actual number of days elapsed).

                  (d) The total liability of the Borrower and any endorsers or guarantors hereof for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged by any holder hereof in excess of that amount, the Borrower shall be entitled to an immediate refund of the excess.

                  (e) Upon the occurrence of an Event of Default hereunder, interest shall accrue at the Default Rate hereinafter set forth notwithstanding the provisions of this section.

         4. Prepayment. The Borrower shall be entitled to prepay this Note in whole or in part at any time without penalty.

         5. Application of Payments. All payments hereunder shall be applied in the manner set forth in the Loan Agreement.

         6. Default. If any Event of Default or Default (as defined in the Loan Agreement) shall occur, any obligation of the Lender to make advances hereunder shall be terminated without notice to the Borrower. In addition, if any Event of Default shall occur, the outstanding principal of this Note, all accrued and unpaid interest hereunder and all other amounts payable under this Note shall be and become forthwith due and payable in the manner set forth in the Loan
Agreement without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Sixty (60) days after the earlier to occur of (i) the date of a payment default hereunder which has not been cured, or (ii) the date of an acceleration of all sums due hereunder after the occurrence of an Event of Default, all outstanding principal hereunder, and accrued and unpaid interest and other charges hereunder, shall bear interest until paid at a default rate (the "Default Rate") equal to the lower of: (i) two percent (2%) per annum above the Prime Rate in effect from time to time (in which case the Default Rate shall change on each date that the Prime Rate changes); or (ii) the highest rate permissible under Florida law.

         7. Expenses. All parties liable for the payment of this Note agree to pay the Lender all costs incurred by it in connection with the collection of this Note during the continuance of any Event of Default. Such costs include, without limitation, fees for the services of counsel and legal assistants employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal or otherwise. All such parties further agree to indemnify and hold the Lender harmless against liability for the payment of state documentary stamp taxes, intangible taxes or other taxes (including interest and penalties, if any), excluding income or service taxes of the Lender, which may be determined to be payable with respect to this transaction.

         8. Miscellaneous. The Borrower shall make all payments hereunder in lawful money of the United States at the Agent's address set forth in the Loan Agreement or at such other place as the Agent may designate in writing. The remedies of the Lender as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of the Lender and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective, unless set forth in a written document executed by the Lender, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event. This Note shall be construed and enforced in accordance with Florida law and shall be binding on the successors and assigns of the parties hereto. The term "Lender" as used herein shall mean any holder of this Note. The Lender may, at its option, round any or all fractional amounts under Section 3 upwards to the next higher 1/100 of 1%.

                  The Borrower hereby: (i) waives demand, notice of demand, presentment for payment, notice of nonpayment or dishonor, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note; (ii) agrees to any substitution, addition or release of any party or person primarily or secondarily liable hereon; and (iii) agrees that the Lender shall not be required first to institute any suit, or to exhaust its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note.

                                      STEIN MART, INC.


                                      By: /s/ James G. Delfs
                                         ---------------------------------------
                                      Its: Senior Vice President - C.F.O.
                                          --------------------------------------

                                                  (CORPORATE SEAL)

STATE OF GEORGIA
COUNTY OF CAMDEN

         The  foregoing  instrument  was  executed,  acknowledged  and delivered before me this 25th day of August, 1998, by James G. Delfs the Sr. V.P. - C.F.O. of Stein Mart, Inc., a Florida corporation, on behalf of the corporation, in Camden County, Georgia.


                                             /s/ V. Thomas Fountain
                                            ------------------------------------
                                            Notary Public, State and County
                                            aforesaid
                                            Print Name: V. Thomas Fountain
                                                        Notary Public,
                                                        Camden County, Ga.
                                            My Commission Expires:
                                            January 16, 2000
                                                                   [Notary Seal]

                            REVOLVING PROMISSORY NOTE
                                   (SunTrust)

$20,000,000.00                                                   August 25, 1998
                                                          Camden County, Georgia


         FOR VALUE RECEIVED, the undersigned, STEIN MART, INC., a Florida corporation (the "Borrower"), hereby promises to pay to the order of SUNTRUST BANK, NORTH FLORIDA, N.A. (the "Lender"), whose address is 200 West Forsyth Street, Jacksonville, Florida 32202, the principal sum of Twenty Million and 00/100 Dollars ($20,000,000.00) together with interest on the outstanding principal balance hereof at the rate provided herein. All such payments of principal and interest shall be made in lawful money of the United States in immediately available funds at the office of the Agent (as defined herein), now located at 50 North Laura Street, Jacksonville, Florida, 32202, or at such other office as the Agent may designate in writing. This Note is one of the Revolving Notes described in the Loan Agreement (as amended or restated from time to time, the "Loan Agreement") of even date herewith by and among the Borrower, Barnett Bank, N.A., SunTrust Bank, North Florida, N.A. and Barnett Bank, N.A., as agent (in such capacity and for so long as it shall serve in such capacity under the Loan Agreement, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement. This Note shall be governed by the following provisions:

         1. Advances. The Borrower may borrow, repay and reborrow principal amounts hereunder during the Revolving Period subject to the terms contained herein and in the Loan Agreement. Notwithstanding the foregoing, the outstanding principal balance hereof shall not exceed the amounts set forth in the Loan Agreement. The Borrower shall not be permitted to obtain further advances hereunder from and after the expiration of the Revolving Period.

         2.  Payments.

                  (a) The Borrower shall pay all accrued interest hereunder on the first day of each July, October, January and April during the term hereof.

                  (b)  The  Borrower   shall  pay  all   outstanding   principal
         hereunder, together with all then accrued and unpaid interest, on June 30, 2001.

         3.  Interest.

                  (a) Interest shall initially accrue on the outstanding principal balance of this Note at a rate of 5.99844% per annum. The rate of interest shall be adjusted on each Interest Rate Adjustment Date (as defined herein) so that interest shall accrue at the Adjusted Libor Rate (as defined herein) for the Interest Period (as defined herein) commencing on such Interest Rate Adjustment Date. For purposes of this paragraph, the following terms shall have the following meanings:

                           (i) "Adjusted  Libor Rate" for each  Interest  Period
                  shall mean a rate that is 0.35% per annum over the applicable Libor Rate. The Libor Rate for each Interest Period shall mean the offered rate for deposits in United States dollars in the London Interbank market for a one month period which appears on the Libor Rate Reference Page (as defined herein) as of 11:00 a.m. (London time) on the day that is two London Banking Days (as defined herein) preceding the first Banking Business Day (as defined herein) of the Interest Period. If at least two such offered rates appear on the Libor Rate Reference Page, the rate will be the arithmetic mean of such offered rates.

                           (ii) "Banking Business Day" shall mean each day other
                  than a Saturday, a Sunday or any holiday on which commercial banks in Charlotte, North Carolina, are closed for business.

                           (iii)  "Interest   Period"  shall  mean  each  period
                  commencing on each Interest Rate Adjustment Date and ending on the next Interest Rate Adjustment Date.

                           (iv) "Interest Rate  Adjustment  Date" shall mean the
                  first day of September, 1998, and the first day of each calendar month thereafter.

                           (v) "Libor Rate Reference Page" shall mean any of the
                  following reference pages or sources (as selected from time to time by the Agent in its discretion): (aa) the Reuters Screen LIBO Page; (bb) the Dow Jones Telerate Page 3750; or (cc) such other index or source as the Agent may in its sole discretion select showing rates offered for United States dollar deposits in the London Interbank market.

                           (vi) "London Banking Day" shall mean each day other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

                  (b) Notwithstanding the foregoing subparagraph (a), the Borrower may elect for interest to accrue on all outstanding principal under the Revolving Notes for periods of one calendar month each (each, an "Alternate Interest Period") at an Alternate Interest Rate (as defined herein). The Borrower may make such election by providing telephonic notice thereof to the Agent at least two business days before the commencement of the Alternate Interest Period. The notice shall be provided to such individual at such telephone number as the Agent may from time to time specify, and the Agent's internal records as to the delivery and contents of such notice shall be conclusive evidence thereof. The notice shall state the date upon which the Alternate Interest Period shall commence (which shall in all events be the first day of a calendar month). If the Borrower duly elects for interest to accrue hereunder at the Alternate Interest Rate, then interest shall accrue at the Alternate Interest Rate on the outstanding principal amount of the Revolving Notes during the applicable Alternate Interest Period. Any election hereunder shall be irrevocable during the term of the Alternate Interest Period. At the expiration of the Alternate Interest Period, interest shall accrue at the rate set forth in subparagraph (a) above except to the extent that the Borrower duly elects for interest to thereafter accrue at the Alternate Interest Rate. For purposes hereof, the Alternate Interest Rate shall mean a rate equal to the Prime Rate (as defined herein) less 1.50% per annum. The Prime Rate shall be the interest rate announced from time to time by Barnett Bank, N.A. (or any successor thereto) as its prime rate. For purposes of this Note, any change in the Prime Rate shall be effective as of the Agent's opening of business on the effective date of the change.

                  (c) Interest shall be calculated on the basis of a 365 day year (based upon the actual number of days elapsed).

                  (d) The total liability of the Borrower and any endorsers or guarantors hereof for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged by any holder hereof in excess of that amount, the Borrower shall be entitled to an immediate refund of the excess.

                  (e) Upon the occurrence of an Event of Default hereunder, interest shall accrue at the Default Rate hereinafter set forth notwithstanding the provisions of this section.

         4. Prepayment. The Borrower shall be entitled to prepay this Note in whole or in part at any time without penalty.

         5. Application of Payments. All payments hereunder shall be applied in the manner set forth in the Loan Agreement.

         6. Default. If any Event of Default or Default (as defined in the Loan Agreement) shall occur, any obligation of the Lender to make advances hereunder shall be terminated without notice to the Borrower. In addition, if any Event of Default shall occur, the outstanding principal of this Note, all accrued and unpaid interest hereunder and all other amounts payable under this Note shall be and become forthwith due and payable in the manner set forth in the Loan
Agreement without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Sixty (60) days after the earlier to occur of (i) the date of a payment default hereunder which has not been cured, or (ii) the date of an acceleration of all sums due hereunder after the occurrence of an Event of Default, all outstanding principal hereunder, and accrued and unpaid interest and other charges hereunder, shall bear interest until paid at a default rate (the "Default Rate") equal to the lower of: (i) two percent (2%) per annum above the Prime Rate in effect from time to time (in which case the Default Rate shall change on each date that the Prime Rate changes); or (ii) the highest rate permissible under Florida law.

         7. Expenses. All parties liable for the payment of this Note agree to pay the Lender all costs incurred by it in connection with the collection of this Note during the continuance of any Event of Default. Such costs include, without limitation, fees for the services of counsel and legal assistants employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal or otherwise. All such parties further agree to indemnify and hold the Lender harmless against liability for the payment of state documentary stamp taxes, intangible taxes or other taxes (including interest and penalties, if any), excluding income or service taxes of the Lender, which may be determined to be payable with respect to this transaction.

         8. Miscellaneous. The Borrower shall make all payments hereunder in lawful money of the United States at the Agent's address set forth in the Loan Agreement or at such other place as the Agent may designate in writing. The remedies of the Lender as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of the Lender and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective, unless set forth in a written document executed by the Lender, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event. This Note shall be construed and enforced in accordance with Florida law and shall be binding on the successors and assigns of the parties hereto. The term "Lender" as used herein shall mean any holder of this Note. The Lender may, at its option, round any or all fractional amounts under Section 3 upwards to the next higher 1/100 of 1%.

                  The Borrower hereby: (i) waives demand, notice of demand, presentment for payment, notice of nonpayment or dishonor, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note; (ii) agrees to any substitution, addition or release of any party or person primarily or secondarily liable hereon; and (iii) agrees that the Lender shall not be required first to institute any suit, or to exhaust its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note.

                                      STEIN MART, INC.


                                      By: /s/ James G. Delfs
                                         ---------------------------------------
                                      Its: Senior Vice President - C.F.O.
                                          --------------------------------------

                                                    (CORPORATE SEAL)

STATE OF GEORGIA
COUNTY OF CAMDEN

         The foregoing instrument was executed, acknowledged and delivered before me this 25th day of August, 1998, by James G. Delfs the Sr. V.P. - C.F.O. of Stein Mart, Inc., a Florida corporation, on behalf of the corporation, in Camden County, Georgia.


                                             /s/ V. Thomas Fountain
                                            ------------------------------------
                                            Notary Public, State and County
                                            aforesaid
                                            Print Name: V. Thomas Fountain
                                                        Notary Public,
                                                        Camden County, Ga.
                                            My Commission Expires:
                                            January 16, 2000
                                                                   [Notary Seal]

                            SEASONAL PROMISSORY NOTE
                                    (Barnett)

$20,000,000.00                                                   August 25, 1998
                                                          Camden County, Georgia


         FOR VALUE RECEIVED, the undersigned, STEIN MART, INC., a Florida corporation (the "Borrower"), hereby promises to pay to the order of BARNETT BANK, N.A. (the "Lender"), whose address is 50 North Laura Street, Jacksonville, Florida 32202, the principal sum of Twenty Million and 00/100 Dollars
($20,000,000.00) together with interest on the outstanding principal balance hereof at the rate provided herein. All such payments of principal and interest shall be made in lawful money of the United States in immediately available funds at the office of the Agent (as defined herein), now located at 50 North Laura Street, Jacksonville, Florida, 32202, or at such other office as the Agent may designate in writing. This Note is one of the Seasonal Notes described in the Loan Agreement (as amended or restated from time to time, the "Loan Agreement") of even date herewith by and among the Borrower, Barnett Bank, N.A., SunTrust Bank, North Florida, N.A. and Barnett Bank, N.A., as agent (in such capacity and for so long as it shall serve in such capacity under the Loan Agreement, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement. This Note shall be governed by the following provisions:

         1. Advances. During each Seasonal Period, the loan evidenced by this Note shall be a revolving loan. The Borrower may borrow, repay and reborrow principal amounts hereunder during each Seasonal Period subject to the terms contained herein and in the Loan Agreement. Notwithstanding the foregoing, the outstanding principal balance hereof shall not exceed the amounts set forth in the Loan Agreement. The Borrower shall not be permitted to obtain further advances hereunder during any period that is not a Seasonal Period. The Borrower shall not in any event be entitled to obtain further advances hereunder from and after June 30, 2001.

         2. Payments.

                  (a)  The  Borrower   shall  pay  all   outstanding   principal
         hereunder,   together  with  all  then  accrued  and  unpaid  interest, immediately upon the expiration of each Seasonal Period.

                  (b) The Borrower shall pay all then outstanding principal hereunder, together with all then accrued and unpaid interest, on June 30, 2001.

         3. Interest.

                  (a) Interest shall initially accrue on the outstanding principal balance of this Note at a rate of 5.99844% per annum. The rate of interest shall be adjusted on each Interest Rate Adjustment Date (as defined herein) so that interest shall accrue at the Adjusted Libor Rate (as defined herein) for the Interest Period (as defined herein) commencing on such Interest Rate Adjustment Date. For purposes of this paragraph, the following terms shall have the following meanings:

                           (i) "Adjusted  Libor Rate" for each  Interest  Period
                  shall mean a rate that is 0.35% per annum over the applicable Libor Rate. The Libor Rate for each Interest Period shall mean the offered rate for deposits in United States dollars in the London Interbank market for a one month period which appears on the Libor Rate Reference Page (as defined herein) as of 11:00 a.m. (London time) on the day that is two London Banking Days (as defined herein) preceding the first Banking Business Day (as defined herein) of the Interest Period. If at least two such offered rates appear on the Libor Rate Reference Page, the rate will be the arithmetic mean of such offered rates.

                           (ii) "Banking Business Day" shall mean each day other
                  than a Saturday, a Sunday or any holiday on which commercial banks in Charlotte, North Carolina, are closed for business.

                           (iii)  "Interest   Period"  shall  mean  each  period
                  commencing on each Interest Rate Adjustment Date and ending on the next Interest Rate Adjustment Date.

                           (iv) "Interest Rate  Adjustment  Date" shall mean the
                  first day of September, 1998, and the first day of each calendar month thereafter.

                           (v) "Libor Rate Reference Page" shall mean any of the
                  following reference pages or sources (as selected from time to time by the Agent in its discretion): (aa) the Reuters Screen LIBO Page; (bb) the Dow Jones Telerate Page 3750; or (cc) such other index or source as the Agent may in its sole discretion select showing rates offered for United States dollar deposits in the London Interbank market.

                           (vi) "London Banking Day" shall mean each day other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

                  (b) Notwithstanding the foregoing subparagraph (a), the Borrower may elect for interest to accrue on all outstanding principal under the Seasonal Notes for periods of one calendar month each (each, an "Alternate Interest Period") at an Alternate Interest Rate (as defined herein). The Borrower may make such election by providing telephonic notice thereof to the Agent at least two business days before the commencement of the Alternate Interest Period. The notice shall be provided to such individual at such telephone number as the Agent may from time to time specify, and the Agent's internal records as to the delivery and contents of such notice shall be conclusive evidence thereof. The notice shall state the date upon which the Alternate Interest Period shall commence (which shall in all events be the first day of a calendar month). If the Borrower duly elects for interest to accrue hereunder at the Alternate Interest Rate, then interest shall accrue at the Alternate Interest Rate on the outstanding principal amount of the Seasonal Notes during the applicable Alternate Interest Period. Any election hereunder shall be irrevocable during the term of the

         Alternate Interest Period. At the expiration of the Alternate Interest Period, interest shall accrue at the rate set forth in subparagraph (a) above except to the extent that the Borrower duly elects for interest to thereafter accrue at the Alternate Interest Rate. For purposes hereof, the Alternate Interest Rate shall mean a rate equal to the Prime Rate (as defined herein) less 1.50% per annum. The Prime Rate shall be the interest rate announced from time to time by Barnett Bank, N.A. (or any successor thereto) as its prime rate. For purposes of this Note, any change in the Prime Rate shall be effective as of the Agent's opening of business on the effective date of the change.

                  (c) Interest shall be calculated on the basis of a 365 day year (based upon the actual number of days elapsed).

                  (d) The total liability of the Borrower and any endorsers or guarantors hereof for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged by any holder hereof in excess of that amount, the Borrower shall be entitled to an immediate refund of the excess.

                  (e) Upon the occurrence of an Event of Default hereunder, interest shall accrue at the Default Rate hereinafter set forth notwithstanding the provisions of this section.

         4. Prepayment. The Borrower shall be entitled to prepay this Note in whole or in part at any time without penalty.

         5. Application of Payments. All payments hereunder shall be applied in the manner set forth in the Loan Agreement.

         6. Default. If any Event of Default or Default (as defined in the Loan Agreement) shall occur, any obligation of the Lender to make advances hereunder shall be terminated without notice to the Borrower. In addition, if any Event of Default shall occur, the outstanding principal of this Note, all accrued and unpaid interest hereunder and all other amounts payable under this Note shall be and become forthwith due and payable in the manner set forth in the Loan
Agreement without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Sixty (60) days after the earlier to occur of (i) the date of a payment default hereunder which has not been cured, or (ii) the date of an acceleration of all sums due hereunder after the occurrence of an Event of Default, all outstanding principal hereunder, and accrued and unpaid interest and other charges hereunder, shall bear interest until paid at a default rate (the "Default Rate") equal to the lower of: (i) two percent (2%) per annum above the Prime Rate in effect from time to time (in which case the Default Rate shall change on each date that the Prime Rate changes); or (ii) the highest rate permissible under Florida law.

         7. Expenses. All parties liable for the payment of this Note agree to pay the Lender all costs incurred by it in connection with the collection of this Note during the continuance of any Event of Default. Such costs include, without limitation, fees for the services of counsel and legal assistants employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal or otherwise. All such parties further agree to indemnify and hold the Lender harmless against liability for the payment of state documentary stamp taxes, intangible taxes or other taxes (including interest and penalties, if any), excluding income or service taxes of the Lender, which may be determined to be payable with respect to this transaction.

         8. Miscellaneous. The Borrower shall make all payments hereunder in lawful money of the United States at the Agent's address set forth in the Loan Agreement or at such other place as the Agent may designate in writing. The remedies of the Lender as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of the Lender and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective, unless set forth in a written document executed by the Lender, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event. This Note shall be construed and enforced in accordance with Florida law and shall be binding on the successors and assigns of the parties hereto. The term "Lender" as used herein shall mean any holder of this Note. The Lender may, at its option, round any or all fractional amounts under Section 3 upwards to the next higher 1/100 of 1%.

                  The Borrower hereby: (i) waives demand, notice of demand, presentment for payment, notice of nonpayment or dishonor, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note; (ii) agrees to any substitution, addition or release of any party or person primarily or secondarily liable hereon; and (iii) agrees that the Lender shall not be required first to institute any suit, or to exhaust its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note.

                                      STEIN MART, INC.


                                      By: /s/ James G. Delfs
                                         ---------------------------------------
                                      Its: Senior Vice President - C.F.O.
                                          --------------------------------------

                                                   (CORPORATE SEAL)

STATE OF GEORGIA
COUNTY OF CAMDEN

         The foregoing instrument was executed, acknowledged and delivered before me this 25th day of August, 1998, by James G. Delfs the Sr. V.P. - C.F.O. of Stein Mart, Inc., a Florida corporation, on behalf of the corporation, in Camden County, Georgia.


                                             /s/ V. Thomas Fountain
                                            ------------------------------------
                                            Notary Public, State and County
                                            aforesaid
                                            Print Name: V. Thomas Fountain
                                                        Notary Public,
                                                        Camden County, Ga.
                                            My Commission Expires:
                                            January 16, 2000
                                                                   [Notary Seal]

                            SEASONAL PROMISSORY NOTE
                                   (SunTrust)

$10,000,000.00                                                   August 25, 1998
                                                          Camden County, Georgia


         FOR VALUE RECEIVED, the undersigned, STEIN MART, INC., a Florida corporation (the "Borrower"), hereby promises to pay to the order of SUNTRUST BANK, NORTH FLORIDA, N.A. (the "Lender"), whose address is 200 West Forsyth Street, Jacksonville, Florida 32202, the principal sum of Ten Million and 00/100 Dollars ($10,000,000.00) together with interest on the outstanding principal balance hereof at the rate provided herein. All such payments of principal and interest shall be made in lawful money of the United States in immediately available funds at the office of the Agent (as defined herein), now located at 50 North Laura Street, Jacksonville, Florida, 32202, or at such other office as the Agent may designate in writing. This Note is one of the Seasonal Notes described in the Loan Agreement (as amended or restated from time to time, the "Loan Agreement") of even date herewith by and among the Borrower, Barnett Bank, N.A., SunTrust Bank, North Florida, N.A. and Barnett Bank, N.A., as agent (in such capacity and for so long as it shall serve in such capacity under the Loan Agreement, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement. This Note shall be governed by the following provisions:

         1. Advances. During each Seasonal Period, the loan evidenced by this Note shall be a revolving loan. The Borrower may borrow, repay and reborrow principal amounts hereunder during each Seasonal Period subject to the terms contained herein and in the Loan Agreement. Notwithstanding the foregoing, the outstanding principal balance hereof shall not exceed the amounts set forth in the Loan Agreement. The Borrower shall not be permitted to obtain further advances hereunder during any period that is not a Seasonal Period. The Borrower shall not in any event be entitled to obtain further advances hereunder from and after June 30, 2001.

         2. Payments.

                  (a)  The  Borrower   shall  pay  all   outstanding   principal
         hereunder,   together  with  all  then  accrued  and  unpaid  interest, immediately upon the expiration of each Seasonal Period.

                  (b) The Borrower shall pay all then outstanding principal hereunder, together with all then accrued and unpaid interest, on June 30, 2001.

         3. Interest.

                  (a) Interest shall initially accrue on the outstanding principal balance of this Note at a rate of 5.99844% per annum. The rate of interest shall be adjusted on each Interest Rate Adjustment Date (as defined herein) so that interest shall accrue at the Adjusted Libor Rate (as defined herein) for the Interest Period (as defined herein) commencing on such Interest Rate Adjustment Date. For purposes of this paragraph, the following terms shall have the following meanings:

                           (i) "Adjusted  Libor Rate" for each  Interest  Period
                  shall mean a rate that is 0.35% per annum over the applicable Libor Rate. The Libor Rate for each Interest Period shall mean the offered rate for deposits in United States dollars in the London Interbank market for a one month period which appears on the Libor Rate Reference Page (as defined herein) as of 11:00 a.m. (London time) on the day that is two London Banking Days (as defined herein) preceding the first Banking Business Day (as defined herein) of the Interest Period. If at least two such offered rates appear on the Libor Rate Reference Page, the rate will be the arithmetic mean of such offered rates.

                           (ii) "Banking Business Day" shall mean each day other
                  than a Saturday, a Sunday or any holiday on which commercial banks in Charlotte, North Carolina, are closed for business.

                           (iii)  "Interest   Period"  shall  mean  each  period
                  commencing on each Interest Rate Adjustment Date and ending on the next Interest Rate Adjustment Date.

                           (iv) "Interest Rate  Adjustment  Date" shall mean the
                  first day of September, 1998, and the first day of each calendar month thereafter.

                           (v) "Libor Rate Reference Page" shall mean any of the
                  following reference pages or sources (as selected from time to time by the Agent in its discretion): (aa) the Reuters Screen LIBO Page; (bb) the Dow Jones Telerate Page 3750; or (cc) such other index or source as the Agent may in its sole discretion select showing rates offered for United States dollar deposits in the London Interbank market.

                           (vi) "London Banking Day" shall mean each day other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

                  (b) Notwithstanding the foregoing subparagraph (a), the Borrower may elect for interest to accrue on all outstanding principal under the Seasonal Notes for periods of one calendar month each (each, an "Alternate Interest Period") at an Alternate Interest Rate (as defined herein). The Borrower may make such election by providing telephonic notice thereof to the Agent at least two business days before the commencement of the Alternate Interest Period. The notice shall be provided to such individual at such telephone number as the Agent may from time to time specify, and the Agent's internal records as to the delivery and contents of such notice shall be conclusive evidence thereof. The notice shall state the date upon which the Alternate Interest Period shall commence (which shall in all events be the first day of a calendar month). If the Borrower duly elects for interest to accrue hereunder at the Alternate Interest Rate, then interest shall accrue at the Alternate Interest Rate on the outstanding principal amount of the Seasonal Notes during the applicable Alternate Interest Period. Any election hereunder shall be irrevocable during the term of the

         Alternate Interest Period. At the expiration of the Alternate Interest Period, interest shall accrue at the rate set forth in subparagraph (a) above except to the extent that the Borrower duly elects for interest to thereafter accrue at the Alternate Interest Rate. For purposes hereof, the Alternate Interest Rate shall mean a rate equal to the Prime Rate (as defined herein) less 1.50% per annum. The Prime Rate shall be the interest rate announced from time to time by Barnett Bank, N.A. (or any successor thereto) as its prime rate. For purposes of this Note, any change in the Prime Rate shall be effective as of the Agent's opening of business on the effective date of the change.

                  (c) Interest shall be calculated on the basis of a 365 day year (based upon the actual number of days elapsed).

                  (d) The total liability of the Borrower and any endorsers or guarantors hereof for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged by any holder hereof in excess of that amount, the Borrower shall be entitled to an immediate refund of the excess.

                  (e) Upon the occurrence of an Event of Default hereunder, interest shall accrue at the Default Rate hereinafter set forth notwithstanding the provisions of this section.

         4. Prepayment. The Borrower shall be entitled to prepay this Note in whole or in part at any time without penalty.

         5. Application of Payments. All payments hereunder shall be applied in the manner set forth in the Loan Agreement.

         6. Default. If any Event of Default or Default (as defined in the Loan Agreement) shall occur, any obligation of the Lender to make advances hereunder shall be terminated without notice to the Borrower. In addition, if any Event of Default shall occur, the outstanding principal of this Note, all accrued and unpaid interest hereunder and all other amounts payable under this Note shall be and become forthwith due and payable in the manner set forth in the Loan
Agreement without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Sixty (60) days after the earlier to occur of (i) the date of a payment default hereunder which has not been cured, or (ii) the date of an acceleration of all sums due hereunder after the occurrence of an Event of Default, all outstanding principal hereunder, and accrued and unpaid interest and other charges hereunder, shall bear interest until paid at a default rate (the "Default Rate") equal to the lower of: (i) two percent (2%) per annum above the Prime Rate in effect from time to time (in which case the Default Rate shall change on each date that the Prime Rate changes); or (ii) the highest rate permissible under Florida law.

         7. Expenses. All parties liable for the payment of this Note agree to pay the Lender all costs incurred by it in connection with the collection of this Note during the continuance of any Event of Default. Such costs include, without limitation, fees for the services of counsel and legal assistants employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal or otherwise. All such parties further agree to indemnify

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



and hold the Lender harmless against liability for the payment of state documentary stamp taxes, intangible taxes or other taxes (including interest and penalties, if any), excluding income or service taxes of the Lender, which may be determined to be payable with respect to this transaction.

         8. Miscellaneous. The Borrower shall make all payments hereunder in lawful money of the United States at the Agent's address set forth in the Loan Agreement or at such other place as the Agent may designate in writing. The remedies of the Lender as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of the Lender and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective, unless set forth in a written document executed by the Lender, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event. This Note shall be construed and enforced in accordance with Florida law and shall be binding on the successors and assigns of the parties hereto. The term "Lender" as used herein shall mean any holder of this Note. The Lender may, at its option, round any or all fractional amounts under Section 3 upwards to the next higher 1/100 of 1%.

                  The Borrower hereby: (i) waives demand, notice of demand, presentment for payment, notice of nonpayment or dishonor, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note; (ii) agrees to any substitution, addition or release of any party or person primarily or secondarily liable hereon; and (iii) agrees that the Lender shall not be required first to institute any suit, or to exhaust its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note.

                                      STEIN MART, INC.


                                      By: /s/ James G. Delfs
                                         ---------------------------------------
                                      Its: Senior Vice President - C.F.O.
                                          --------------------------------------

                                                   (CORPORATE SEAL)








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


STATE OF GEORGIA
COUNTY OF CAMDEN

         The foregoing instrument was executed, acknowledged and delivered before me this 25th day of August, 1998, by James G. Delfs the Sr. V.P. - C.F.O. of Stein Mart, Inc., a Florida corporation, on behalf of the corporation, in Camden County, Georgia.


                                             /s/ V. Thomas Fountain
                                            ------------------------------------
                                            Notary Public, State and County
                                            aforesaid
                                            Print Name: V. Thomas Fountain
                                                        Notary Public,
                                                        Camden County, Ga.
                                            My Commission Expires:
                                            January 16, 2000
                                                                   [Notary Seal]



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